SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the funds’ prospectuses.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
Fabian Degen, CFA, Porfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
The following information replaces the existing similar disclosure relating to each fund contained under the “MANAGEMENT” heading in the “Fund Details” section of the funds’ prospectuses.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
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Americas Multi-Asset Head: New York.
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BSE, Princeton University.
Fabian Degen, CFA, Porfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 2007.
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Portfolio Manager and Analyst: New York.
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Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
Please Retain This Supplement for Future Reference
May 10, 2021
PROSTKR21-20